UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2011 (January 28, 2011)

BELL INDUSTRIES, INC.
 (Exact name of registrant as specified in its charter)

California	001-11471	95-2039211
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8888 Keystone Crossing, Suite #1700, Indianapolis, Indiana	46240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 704-6000

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders

Bell Industries, Inc. (the “Company”) held its annual meeting of shareholders on January 28, 2011. The following is a summary of the matters voted on at the meeting as described in detail in the Company’s definitive Proxy Statement filed on December 16, 2010, and the voting results for each matter:

1.	Each of the four director nominees was elected to serve a term expiring at the next annual meeting of shareholders and until his successor is elected and has qualified, as follows:

Nominee	For	Withhold	Broker Non- Votes
Dale A. Booth	213,840	29,160	166,079
Clinton J. Coleman	190,830	52,170	166,079
Michael R. Parks	213,842	29,158	166,079
Mark E. Schwarz	190,989	52,011	166,079

2.	By the following vote, the shareholders did not approve the amendment to the Company’s charter to eliminate the supermajority voting requirements for transactions with related entities:

For	Against	Abstain	Broker Non- Votes
276,186	130,080	2,726	0

3.	By the following vote, the shareholders did not approve the amendment to Section 1.02 of the Company’s bylaws regarding the size of the Board of Directors:

For	Against	Abstain	Broker Non- Votes
316,967	88,771	3,252	0

4.	By the following vote, the shareholders approved the proposal to reincorporate the Company from California to Delaware by means of a merger with and into a wholly-owned Delaware subsidiary:

For	Against	Abstain	Broker Non- Votes
319,607	87,304	2,081	0

5.	By the following vote, the shareholders approved the amendment to the Company’s certificate of incorporation to effect a 1-for-20 reverse stock split in the event the reincorporation is effected:

For	Against	Abstain	Broker Non- Votes
262,427	142,442	2,494	0

6.	By the following advisory vote, the shareholders approved the Company’s executive compensation:

For	Against	Abstain	Broker Non- Votes
189,247	52,510	1,253	166,079

7.	By the following advisory vote, the shareholders voted to hold the advisory shareholder vote on the Company’s executive compensation every three years:

Frequency	For	Against	Abstain	Broker Non- Votes
Every Year	58,077	1,249	2,342	166,079
Every Two Years	9,007	1,652	2,342	166,079
Every Three Years	204,386	6,629	2,342	166,079

8.	The appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for fiscal 2010 was ratified by the following shareholder vote:

For	Against	Abstain	Broker Non- Votes
379,447	25,982	3,071	0

9.	By the following vote, the shareholders approved the proposal to adjourn, if necessary, the annual meeting to permit further solicitation of proxies if there were not sufficient votes to approve the reincorporation and/or the reverse stock split:

For	Against	Abstain	Broker Non- Votes
292,035	110,873	5,583	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2011

BELL INDUSTRIES, INC.

By: /s/ Clinton J. Coleman
Name: Clinton J. Coleman
Title: Chief Executive Officer